Exhibit 10.5

EXECUTION VERSION

AMENDMENT NO. 1

TO SERIES 2012-1 SUPPLEMENT

This AMENDMENT NO. 1 TO SERIES 2012-1 SUPPLEMENT, dated as of May 14, 2012 (this “Amendment”), is between Centre Point Funding, LLC (“CPF”), as Issuer, Budget Truck Rental LLC (“BTR”), as Administrator, Deutsche Bank Securities Inc. (“DBSI”), as Administrative Agent, Deutsche Bank Trust Company Americas (“DBTCA”), as a Non-Conduit Purchaser, Windmill Funding Corporation (“Windmill”), as a CP Conduit Purchaser, The Royal Bank of Scotland plc (“RBS”), as a Funding Agent and an APA Bank, and the Bank of New York Mellon Trust Company, N.A. (“BNYMTC”), in its capacities as Trustee (in such capacity, the “Trustee”), Series 2012-1 Agent and Securities Intermediary.

RECITALS:

WHEREAS, CPF and the Trustee entered into that certain Amended and Restated Base Indenture, dated as of March 9, 2010 (as the same may be amended, modified, supplemented or amended and restated in accordance with its terms, the “Base Indenture”);

WHEREAS, the parties hereto entered into that certain Series 2012-1 Supplement to the Base Indenture, dated as of March 14, 2012, (the “Series Supplement”);

WHEREAS, pursuant to Section 12.11 of the Series Supplement, the Series Supplement may be modified or amended in accordance with the requirements of Section 12.1 of the Base Indenture subject to the consent of the Series 2012-1 Required Noteholders;

WHEREAS, pursuant to Section 12.1 of the Base Indenture, the provisions of the Series Supplement may be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by CPF, the Trustee and, in respect of any amendment, modification or waiver to the Series Supplement which affects only the Series 2012-1 Notes and does not affect the Noteholders of any other Series of Notes, as substantiated by an Officer’s Certificate, the Series 2012-1 Required Noteholders;

WHEREAS, the Series 2012-1 Noteholders party hereto constitute the Series 2012-1 Required Noteholders; and

WHEREAS, this Amendment has been duly authorized by all necessary limited liability company action on the part of CPF.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

ARTICLE I.

Definitions

Section 1.1. Terms Defined in Series Supplement or Base Indenture. Capitalized terms used in this Amendment not herein defined shall have the meaning contained in the Series Supplement and, if not defined therein, in the Definitions List attached to the Base Indenture as Annex 1 or as otherwise set forth in the Base Indenture.

ARTICLE II.

Amendments

Section 2.1. Amendments to Appendix I – Eligible Truck Models. Appendix I to the Series Supplement is hereby amended and restated in its entirety by the replacement thereof with the Appendix I attached as Annex A hereto.

ARTICLE III.

Miscellaneous

Section 3.1. Effectiveness of Amendment. This Amendment shall become effective on the first date that the Trustee has received an Officer’s Certificate of CPF stating that this Amendment affects only the Series 2012-1 Notes and does not affect the Noteholders of any other Series of Notes.

Section 3.2. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the parties hereto under the Series Supplement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Series Supplement, all of which are hereby ratified and affirmed in all respects by each of the parties hereto and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Series Supplement specifically referred to herein, and any references in the Base Indenture to the provisions of the Series Supplement specifically referred to herein shall be to such provisions as amended by this Amendment.

Section 3.3. Waiver of Notice. Each of the parties hereto waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

Section 3.4. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 3.5. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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Section 3.6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties herein in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 3.7. Direction to BNYMTC. By their respective signatures hereto, the Series 2012-1 Noteholders signatory hereto hereby authorize, instruct and direct BNYMTC in its various capacities hereunder to executive and deliver this Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

CENTRE POINT FUNDING, LLC, as Issuer

By:	/s/ David B. Wyshner
Name: David B. Wyshner
Title:

BUDGET TRUCK RENTAL LLC, as Administrator

By:	/s/ David B. Wyshner
Name: David B. Wyshner
Title:

DEUTSCHE BANK SECURITIES INC.,
as Administrative Agent

By:	/s/ Billy Strobel
Name: Billy Strobel
Title: Vice President

By:	/s/ Robert Sheldon
Name: Robert Sheldon
Title: Managing Director

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as a Non-Conduit Purchaser

By:	/s/ Robert Sheldon
Name: Robert Sheldon
Title: Managing Director

By:	/s/ Jay Steiner
Name: Jay Steiner
Title: Managing Director

WINDMILL FUNDING CORPORATION,
as a CP Conduit Purchaser

By:	/s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC, as a
Funding Agent

By: RBS Securities Inc., as agent

By:	/s/ Gregory S. Blanck
Name: Gregory S. Blanck
Title: Managing Director

THE ROYAL BANK OF SCOTLAND PLC, as an
APA Bank

By: RBS Securities Inc., as agent

By:	/s/ Gregory S. Blanck
Name: Gregory S. Blanck
Title: Managing Director

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., not in its individual capacity, but solely as Trustee, as Series 2012-1 Agent and as Securities Intermediary

By:	/s/ David H. Hill
Name: David H. Hill
Title: Vice President

ACKNOWLEDGED BY:

AVIS BUDGET CAR RENTAL, LLC, in its individual capacity

By:	/s/ Rochelle Tarlowe
Name: Rochelle Tarlowe
Title: Vice President and Treasurer

Annex A

Appendix I

Eligible Makes and Models for Eligible Trucks

1)	Ford Cube 10 foot truck (gas)

2)	GMC Savana 10 foot truck (gas)

3)	Ford E350 12 foot (gas)

4)	GMC TG33503 12 foot (gas)

5)	Ford E350 16 foot truck (gas)

6)	GMC 3500 16 foot truck (gas)

7)	Ford F250 Cargo Van (gas)

8)	GMC Savana Cargo Van (gas)

9)	Ford 645 16 foot truck (diesel)

10)	International CF 500 16 foot truck (diesel)

11)	Isuzu 4500 16 foot truck (diesel)

12)	GMC 7500 24 foot truck (diesel)

13)	International 4200 24 foot truck (diesel)

14)	Ford F650 24 foot truck with liftgate (diesel)

15)	GMC 7500 24 foot truck with liftgate (diesel)

16)	International 4200 24 foot truck with liftgate (diesel)

17)	Isuzu 4500 24 foot truck with liftgate (diesel)

18)	Ford F750 26 foot (diesel)

19)	International 4300M7 26 foot truck (diesel)

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